Exhibit (m)(1):  Calculations of Illustrations for Succession Select-NY

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1


I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,200,000 or 134% x $66,739.20
                       = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 54,224.15
+ Annual Premium*                                      $ 16,000.00
- Premium Expense Charge**                             $    560.00
- Monthly Deduction***                                 $  1,590.23
- Mortality & Expense Charge****                       $    619.21
+ Hypothetical Rate of Return*****                     $   (715.52)
                                                      ------------
=                                                      $    66,739 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


**    Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                   COI
-----                 ------
 1                    $52.46
 2                    $52.47
 3                    $52.48
 4                    $52.49
 5                    $52.50
 6                    $52.51
 7                    $52.52
 8                    $52.54
 9                    $52.55

10                   $ 52.56
11                   $ 52.57
12                   $ 52.58
Total                $630.23



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month                Interest
-----                ----------
  1                  $  (60.80)
  2                  $  (60.59)
  3                  $  (60.37)
  4                  $  (60.16)
  5                  $  (59.94)
  6                  $  (59.73)
  7                  $  (59.51)
  8                  $  (59.31)
  9                  $  (59.09)
 10                  $  (58.88)
 11                  $  (58.67)
 12                  $  (58.45)

Total                $ (715.52)


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value             $66,739.19
- Year 5 Surrender Charge       $22,433.82
                                ----------
=                               $   44,305  (rounded to the nearest dollar)



II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:



The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,200,000 or 134% x $80,151.60
                       = $1,200,000

POLICY VALUE:



Year 5 Policy Value =
Policy Value at the end of year 4                      $63,139.96
+ Annual Premium*                                      $16,000.00
- Premium Expense Charge**                             $   560.00
- Monthly Deduction***                                 $ 1,584.08
- Mortality & Expense Charge****                       $   699.55
+ Hypothetical Rate of Return*****                     $ 3,855.27
                                                       ----------
=                                                      $   80,152  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:




Month                 COI
-----               -------
1                   $ 52.04
2                   $ 52.03
3                   $ 52.03
4                   $ 52.02
5                   $ 52.02
6                   $ 52.01
7                   $ 52.00
8                   $ 52.00
9                   $ 51.99
10                  $ 51.99
11                  $ 51.98
12                  $ 51.97
Total               $624.08



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month                Interest
-----               ---------
1                   $  318.37

2                   $  318.89
3                   $  319.42
4                   $  319.94
5                   $  320.47
6                   $  321.00
7                   $  321.53
8                   $  322.06
9                   $  322.60
10                  $  323.13
11                  $  323.67
12                  $  324.21

Total               $3,855.27


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =

Year 5 Policy Value              $ 80,151.60
- Year 5 Surrender Charge        $ 22,433.82
                                 -----------
=                                $    57,718  (rounded to the nearest dollar)



III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $95,876.25
                     = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $73,182.58
+ Annual Premium*                                      $16,000.00
- Premium Expense Charge**                             $   560.00
- Monthly Deduction***                                 $ 1,577.04
- Mortality & Expense Charge****                       $   790.03
+ Hypothetical Rate of Return*****                     $ 9,620.75
                                                       ----------
=                                                      $   95,876  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                  COI
-----               --------
1                   $  51.57
2                   $  51.55
3                   $  51.52
4                   $  51.49
5                   $  51.46
6                   $  51.44
7                   $  51.41
8                   $  51.38
9                   $  51.35
10                  $  51.32
11                  $  51.29
12                  $  51.26

Total               $ 617.04



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month                Interest
-----               ---------
1                   $  773.18
2                   $  778.24
3                   $  783.32
4                   $  788.47
5                   $  793.64
6                   $  798.85
7                   $  804.11
8                   $  809.42
9                   $  814.76
10                  $  820.15
11                  $  825.57
12                  $  831.04
Total               $9,620.75

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =

Year 5 Policy Value                     $95,876.26
- Year 5 Surrender Charge               $22,433.82
                                        ----------
=                                       $   73,442  (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2


I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $64,914.06
                     = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $52,840.28
+ Annual Premium*                                      $16,000.00
- Premium Expense Charge**                             $   560.00
- Monthly Deduction***                                 $ 2,063.33
- Mortality & Expense Charge****                       $   604.43
+ Hypothetical Rate of Return*****                     $  (698.46)
                                                      -----------
=                                                      $   64,914  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                 COI
-----               -------
1                   $ 67.85
2                   $ 67.87
3                   $ 67.88

4                   $ 67.90
5                   $ 67.92
6                   $ 67.94
7                   $ 67.95
8                   $ 67.97
9                   $ 67.99
10                  $ 68.00
11                  $ 68.02
12                  $ 68.04

Total               $815.33


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              --------
1                  $ (59.56)
2                  $ (59.31)
3                  $ (59.07)
4                  $ (58.82)
5                  $ (58.57)
6                  $ (58.33)
7                  $ (58.08)
8                  $ (57.83)
9                  $ (57.59)
10                 $ (57.34)
11                 $ (57.11)
12                 $ (56.86)

Total              $ (698.46)


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =

Year 5 Policy Value          $ 64,914.05
- Year 5 Surrender Charge    $ 22,433.82
                             -----------
=                            $    42,480  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit= Greater of Specified Amount or Percentage of Cash Value
                    = $1,200,000 or 134% x $78,057.17
                    = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                    $ 61,590.23
+ Annual Premium*                                    $ 16,000.00
- Premium Expense Charge**                           $    560.00
- Monthly Deduction***                               $  2,055.54
- Mortality & Expense Charge****                     $    683.31
+ Hypothetical Rate of Return*****                   $  3,765.80
                                                     -----------
=                                                    $    78,057 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.


*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                       COI
-----                   ----------
1                       $    67.32
2                       $    67.32
3                       $    67.31
4                       $    67.31
5                       $    67.30
6                       $    67.30
7                       $    67.29
8                       $    67.29
9                       $    67.28
10                      $    67.28
11                      $    67.27
12                      $    67.27


Total                   $   807.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              --------
1                  $   311.92
2                  $   312.26
3                  $   312.60
4                  $   312.94
5                  $   313.29
6                  $   313.64
7                  $   313.98
8                  $   314.34
9                  $   314.68
10                 $   315.03
11                 $   315.39
12                 $   315.73

Total              $ 3,765.80


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 78,057.19
- Year 5 Surrender Charge       $ 22,433.82
                                -----------
=                               $    55,623  (rounded to the nearest dollar)



III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit= Greater of Specified Amount or Percentage of Cash Value
                    = $1,200,000 or 134% x $93,475.32
                    = $1,200,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $ 71,450.68
+ Annual Premium*                       $ 16,000.00
- Premium Expense Charge**              $    560.00
- Monthly Deduction***                  $  2,046.63
- Mortality & Expense Charge****        $    772.19
+ Hypothetical Rate of Return*****      $  9,403.46
                                        -----------
=                                       $    93,475  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                  COI
-----               --------
1                   $  66.73
2                   $  66.70
3                   $  66.67
4                   $  66.64
5                   $  66.60
6                   $  66.57
7                   $  66.54
8                   $  66.50
9                   $  66.47
10                  $  66.44
11                  $  66.40
12                  $  66.37

Total               $ 798.63


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              --------
1                  $  757.71
2                  $  762.30
3                  $  766.92
4                  $  771.58

5                  $   776.28
6                  $   781.01
7                  $   785.79
8                  $   790.59
9                  $   795.45
10                 $   800.34
11                 $   805.27
12                 $   810.23

Total              $ 9,403.46


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value             $93,475.32
- Year 5 Surrender Charge       $22,433.82
                                ----------
=                               $   71,042  (rounded to the nearest dollar)